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                                                                    EXHIBIT 99.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Form 10-K of Kewaunee Scientific Corporation (the "Company") for the period ending April 30, 2003, I, William A. Shumaker, President and Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) such Form 10-K of the Company for the period ended April 30, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (2) the information contained in such Form 10-K of the Company for the period ended April 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  July 23, 2003


                                       By:        /s/ William A. Shumaker
                                           -------------------------------------
                                                    William A. Shumaker
                                           President and Chief Executive Officer